EXHIBIT 10.22


                     THE NON-CONTRIBUTORY RETIREMENT PROGRAM
                            FOR CERTAIN EMPLOYEES OF
                            TRIGON INSURANCE COMPANY
                              (now to be known as)
                 THE TRIGON INSURANCE COMPANY RETIREMENT PROGRAM

             AMENDMENT ADOPTING CASH BALANCE ACCOUNT BENEFIT FORMULA


     WHEREAS, Trigon Insurance Company (herein referred to as the "Employer") maintains a non-contributory retirement program, the Non-Contributory Retirement Program for Certain Employees of Trigon Insurance Company (herein referred to as the "Retirement Program") pursuant to the provisions of the National Retirement Program;

     WHEREAS, pursuant to Section 7.01 of the Retirement Program, the Employer has reserved the right to amend or modify the Retirement Program;

     WHEREAS, it is desirable to modify the Retirement Program to adopt a new cash balance account benefit formula for the Retirement Program, to provide for appropriate transition for Participants who previously participated in the Retirement Program, and to change the name of the Retirement Program to the Trigon Insurance Company Retirement Program;

     NOW, THEREFORE, the Employer hereby changes the name of the Retirement Program to the Trigon Insurance Company Retirement Program effective October 1, 1998, and also hereby amends the terms of the Retirement Program as set forth below. Except as otherwise specifically provided herein, this amendment shall take effect October 1, 1998, and shall apply only with respect to those Participants who on or after such date are employees of the Employer or any other entity that has adopted the Retirement Program with the approval of the Employer.

     1. Section 1.01 ("Actuarial Equivalent") is modified to add the following paragraphs at the end of such Section:

          "This paragraph shall apply in lieu of the forgoing for purposes of determining certain equivalencies with respect to the Retirement Account, and in certain instances, the Transition Benefit and Minimum Benefit described in Section 4.02(b)(2) and (3). For purposes of determining the Normal Retirement Benefit in

     Section 4.02(b)(1), the Early Retirement Benefit in Section 4.04(b)(2)(i) and (ii)(cc), the Pre-Retirement Death Benefit in Section 4.05(d), and the lump sum benefit in Section 5.03(b)(1)(ii) and 5.03(b)(3), the interest rate shall be the Applicable Interest Rate and the mortality table shall be the Applicable Mortality Table.

          "For these purposes, "Applicable Mortality Table" shall mean the mortality table that is prescribed by the IRS based on the prevailing commissioners' standard table (described in ss. 807(d)(5)(A) of the Internal Revenue Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of ss. 807(d)(5)). "Applicable Interest Rate" shall mean, for any date within a calendar quarter, the annual interest rate on 30-year Treasury securities as specified by the IRS for the fifth full calendar month preceding the first day of such calendar quarter."

     2. Section 1.02 ("Beneficiary") is modified to read as follows:

          "1.02 "Beneficiary" shall mean, except as provided below with respect to the Pre-Retirement Death Benefit, the person or persons last designated by a Participant in writing on forms of the Committee provided by the Employer to receive benefits (if any) payable under the Program upon his death; provided that any such designation shall be subject to the spousal consent rules of Section 5.02(b), if applicable. If no such designation of Beneficiary has been received by the Employer prior to the date of death of the Participant or if there is no surviving Beneficiary and a benefit is due and payable that is a lump sum or may, under the terms of the Program, be computed and payable as a lump sum, such benefit shall be payable to the estate of the Participant.

          "For purposes of the Pre-Retirement Death Benefit in Section 4.05, the following rules shall apply: For these purposes "Beneficiary" shall mean the person or persons (natural, trust, or estate) last designated by a Participant, in writing on forms of the Committee provided by the Employer, to receive the Pre-Retirement Death Benefit payable under Section 4.05 upon the death of the Participant. A Beneficiary may be designated as a primary Beneficiary, or as a contingent Beneficiary who shall receive the Pre-Retirement Death Benefit payable under Section 4.05 only in the event there is no properly designated primary Beneficiary who is deemed to survive the Participant under Section 4.05. Subject to the consent requirements in Section 4.05(e) below, the Participant may from time to time change his designation by filing a new written designation with the Employer. Such


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


     designation becomes effective only upon receipt by the Employer. If at the time of the Participant's death, there is no surviving Spouse and no properly designated surviving Beneficiary, any Pre-Retirement Death Benefit which is payable under Section 4.05 shall be payable as follows:

          "(a) The Participant's surviving issue, per stirpes, or if none;

          "(b) The Participant's surviving parents, or if none;

          "(c) The Participant's estate.

     "Such default Beneficiaries shall be treated as designated Beneficiaries under the Program."

     3. Section 1.06 ("Earnings") is modified to read as follows:

          "1.06 "Earnings" shall mean, for a Participant, total earnings, prior to withholding, paid to him by his Employer during a Program Year, including bonuses, extra compensation, overtime payments, Pre-Tax Contributions under the Employees' Thrift Plan of Trigon Insurance Company, and any other amounts which the Participant could have elected to receive as cash in the current year as taxable income in lieu of a non-taxable benefit under a plan which is maintained by the Employer pursuant to Internal Revenue Code Section 125. Earnings shall exclude flex dollars, tax gross ups, relocation expenses, referral bonuses, tuition reimbursement, the imputed value of group life insurance, the economic value attributable to the Participant under split dollar life insurance, car allowances, contest earnings (other than marketing or sales incentives), income recognized with respect to stock of the Employer or any related company (including income arising from stock purchases, the exercise of stock options, restricted stock, performance stock, or other form of stock-based compensation), and any contributions by the Employer (other than Pre-Tax Contributions under the Employees' Thrift Plan of Trigon Insurance Company) to this or any other employee benefit programs. Reference herein to Earnings with respect to any period of time shall mean the Earnings, as defined in the preceding sentences, received by a Participant in such period. For purposes of determining the pay credit under Section 4.02(b)(1)(ii), Earnings shall mean the Earnings, as defined in the preceding sentences, received by a Participant during the applicable pay period.


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


          "Notwithstanding the foregoing, for purposes of calculating benefits in Program Years beginning on or after January 1, 1994, the amount of Earnings taken into account for any Program Year shall not exceed $150,000, as adjusted by the Secretary of the Treasury to reflect cost of living increases. Any cost of living increase in effect for a particular Program Year applies only with respect to Earnings for that Program Year taken into account in determining benefits.

          "For purposes of computing the Initial Balance in Section 4.02(b)(1)(i), the Transition Benefit in Section 4.02(b)(2), and the Minimum Benefit in Section 4.02(b)(3), Earnings shall mean (a) for a Program Year beginning on or after January 1, 1998, except as specifically provided herein, compensation paid to the Employee by the Employer which is required to be reported on the Employee's IRS Form W-2 for such Program Year as taxable income for federal income tax purposes, plus any elective deferrals as defined in Section 402(g)(3) of the Internal Revenue Code, plus any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125 or 457 of the Internal Revenue Code, and (b) for Program Years prior to January 1, 1998, Earnings as defined in
     Section 1.06 of the prior Program as of December 31, 1997; provided, however, that in determining the amount of the Participant's compensation which is subject to Federal Income Tax Withholding under Section 1.06 of the prior Program, there shall be included any compensation in the form of group-term life insurance coverage that the Employer subjected to Federal Income Tax Withholding. In addition, for purposes of determining the prior Program benefits of a Participant who terminated Employment with the Employer prior to October 1, 1998, under the prior Program, the modifications prescribed in the preceding sentence shall also be applied, effective retroactive to the date of the Participant's termination of Employment with the Employer. Notwithstanding the foregoing, for purposes of this paragraph, amounts that would otherwise count as Earnings but that are earned after the last complete calendar year prior to the earlier of Employee's Early Retirement Date or last date of Employment shall be disregarded, and further, amounts that would otherwise count as Earnings under clause (a) shall be disregarded to the extent such amounts constitute income recognized with respect to stock of the Employer or any related company (including income arising from stock purchases, the exercise of stock options, restricted stock, performance stock, or other form of stock-based compensation). The determination of Earnings shall be subject to the dollar limitation set forth in the immediately preceding paragraph."


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     4. Section 1.10 ("Employment") is modified by inserting the phrase "his pay credit percentage under Section 4.02(b)(1)(ii)," immediately after the phrase "Solely for purposes of determining an Employee's level of vesting" in the first sentence of the third paragraph of such Section.

     5. Section 1.11 ("Entry Date") is modified to read as follows:

          "1.11 "Entry Date" shall mean the first day of the month following the completion of the relevant service requirement specified in Section 2.01 for the employee's job category, provided, however, that "Entry Date" shall mean the date of Employment by the Employer in the case of an Employee who satisfies the Conditions of Participation set forth in Section 2.01 on the date of his Employment by the Employer, and shall mean the first day of the month following the completion of the relevant service requirement specified in Section 2.01 for the employee's job category in the case of an Employee who satisfies the Conditions of Participation set forth in Section
     2.01 and whose prior service was disregarded because of a Break in Service described in Section 2.01."

     6. Paragraph (b) of Section 1.12A ("Highly Compensated Employee") is modified to read as follows:

          "(b) for the preceding Program Year had Earnings (as defined in clause
     (a) of the last paragraph of Section 1.06, but without regard to the next-to-the-last sentence of such paragraph) from the Employer in excess of $80,000 (as adjusted to reflect cost-of-living increases)."

     7. The third sentence of Section 1.17 ("Primary Social Security Benefit") is modified by inserting the following in lieu thereof:

          "It also will be assumed that after the Participant's termination of Employment with the Employer he will not receive any wages subject to the Federal Insurance Contribution Act, except that in the case of a Participant who terminates Employment with the Employer prior to attaining Early Retirement Age it will be assumed that wages after such termination will be equal to the final rate of Earnings on an annual basis."

     8. Section 1.18 ("Program") is modified to read as follows:

          "1.18 "Program" shall mean the Trigon Insurance Company Retirement Program, as amended from time to time."


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


     9. Section 1.27 ("Year of Plans and Association Service") is modified by deleting the phrase "and provided further that "Year of Plans and Association Service" shall not include service prior to a Break in Service unless the Employee has a Year of Participation Service subsequent to said Break in Service" at the end of the first sentence, and by inserting the following sentence at the end of such Section:

          "Notwithstanding anything in this section to the contrary, in the event that a Participant terminates Employment, receives a distribution of his or her entire accrued benefit in the form of a lump sum, and is subsequently rehired by the Employer, such Participant will not be credited, for purposes of computing the Initial Balance in Section 4.02(b)(1)(i), the Transition Benefit in Section 4.02(b)(2), and the Minimum Benefit in Section 4.02(b)(3), with the Years of Plans and Association Service which were taken into account in such prior lump sum distribution."

     10. Section 1.28 ("Year of Vesting Service") is modified by deleting the phrase "provided, however, that Years of Vesting Service prior to a Break in Service shall be disregarded until the Employee has completed a Year of Vesting Service after a Break in Service," where such words appear in the first sentence of such Section.

     11. Section 1.28 ("Year of Vesting Service") is modified by inserting the following sentences at the end thereof:

          "Notwithstanding the foregoing, an Employee's Years of Vesting Service prior to a Break in Service shall be disregarded if the Employee previously terminated Employment with a Plan prior to acquiring a right to a vested benefit under the Program, and if the Employee's subsequent period of consecutive Breaks in Service exceeded the greater of five or the Employee's prior Years of Vesting Service. The preceding sentence shall not apply to a Participant who had an accrued benefit under the prior Program as of September 30, 1998."

     12. Section 2.01, Conditions of Participation, is modified to read as follows:

     "2.01 Conditions of Participation.


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


          "(a) Each Employee on October 1, 1998, who was a Participant in the Program on September 30, 1998, is a Participant on October 1, 1998.

          "(b) Each other individual who is an Employee on or after September 30, 1998 --

               "(i) who is not classified as a temporary employee of the Employer shall become a Participant on the first Entry Date on or after the completion of three months of Employment with the Employer, provided he is in the Employment of the Employer on said Entry Date, or

               "(ii) who is classified as a temporary employee but who completes 1,000 Hours of Service with the Employer during the Employee's Initial Computation Period or Subsequent Computation Period shall become a Participant on the first Entry Date on or after the completion of said Computation Period, provided he is in the Employment of the Employer on said Entry Date.

     "In general, for these purposes, a rehired Employee shall be credited with any prior service with the Employer; provided, however, that such service shall be disregarded if the Employee previously terminated Employment with the Employer prior to acquiring a right to a vested benefit under the Program, and if the Employee's subsequent period of consecutive Breaks in Service exceeded the greater of five or the period of the Employee's prior Employment with the Employer."

     13. Section 4.02(b), Normal Retirement Benefit, is modified to read as follows:

          "(b) Normal Retirement Benefit. The Normal Retirement Benefit payable to a Participant who satisfies the condition in Section 4.02(a) shall be in a form permitted under the Program as provided in Article 5, determined on the basis of a benefit which shall commence on the Participant's Normal Retirement Date and which shall be payable on the first day of each month thereafter during his lifetime, provided, however, that commencement shall be subject to the restrictions of Section 4.01(b), if applicable. Such benefit is equal to one-twelfth of the annual benefit specified in (1),
     (2), or (3), whichever is greatest:

               "(1) Retirement Account Benefit Formula. The annual benefit is an amount equal to the Actuarial Equivalent of the value of the Participant's


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


          Retirement Account determined as of the benefit commencement date. The Retirement Account is a nominal account maintained on behalf of each Participant. The value of a Participant's Retirement Account is sum of the following credits --

                    "(i) Initial Balance. The Retirement Account of a
               Participant who was an active Participant in the prior Program on September 30, 1998, or who terminated from the Employer's Employment prior to September 30, 1998, had an accrued benefit under the Program as of September 30, 1998, and was subsequently reemployed by the Employer prior to any payment of such benefit, shall be credited with an initial balance as described below. Participants who are employed by the Employer after September 30, 1998, but who are not described below shall have an initial balance of zero.

                         "(aa) The Retirement Account of a Participant who was
                    an active Participant in the prior Program on September 30, 1998, shall be credited, as of October 1, 1998, with an amount equal to the present value of the Participant's benefit accrued as of September 30, 1998 under the terms of the Program in effect as of September 30, 1998 (taking into account the modifications to Earnings prescribed in the last paragraph of Section 1.06). For purposes of this clause
                    (aa), the present value shall be determined by reference to the Actuarial Equivalent interest and mortality factors in effect on October 1, 1998, under the last paragraph of
                    Section 1.01 of the Program, and the accrued benefit shall be determined by reference to the Participant's accrued benefit calculated as of September 30, 1998, expressed in the form of a single life annuity payable commencing on the first day of the month coincident with or next following the Participant's Normal Retirement Age, or on October 1, 1998, if the Participant has already attained his Normal Retirement Age on October 1, 1998. Notwithstanding the foregoing, if the Participant meets the eligibility requirements set forth below for an enhanced initial balance, the Participant's accrued benefit shall be determined by reference to a single life annuity payable commencing on first day of the month coincident with or next following the Participant's 60th birthdate, or on October 1, 1998, if the Participant has already attained his 60th birthdate on October 1, 1998, assuming solely for purposes of determining the applicable early retirement reduction factors for this calculation that the Participant had continued Employment with the Employer until such date. For these purposes, a Participant meets the eligibility requirements for an enhanced initial balance


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


                    if as of October 1, 1998, the Participant has 15 or more Years of Vesting Service and the sum of the Participant's attained age and completed Years of Vesting Service also equals 55. For purposes of determining whether a Participant meets the eligibility requirements for an enhanced initial balance, the Participant's attained age shall be determined on the basis of years and days, with the days expressed in the form of a decimal fraction, and the Participant's Years of Vesting Service shall be determined, in accordance with
                    Section 1.28, by taking into account periods of Employment of less than a full Program Year, with any partial year being expressed in the form of a decimal fraction.

                         "(bb) The Retirement Account of a Participant who
                    terminated from the Employer's Employment prior to September 30, 1998, had an accrued benefit under the prior Program as of September 30, 1998, and was subsequently reemployed by the Employer prior to any payment of such benefit, shall be credited, as of the date of reemployment, with an amount equal to the present value of the Participant's benefit accrued as of the date of the Participant's prior termination of Employment with the Employer under the terms of the prior Program in effect as of such date (taking into account the modifications to Earnings prescribed in the last paragraph of Section 1.06). For purposes of this clause
                    (bb), the present value shall be determined by reference to the Actuarial Equivalent interest and mortality factors in effect on the date of the Participant's reemployment under the last paragraph of Section 1.01 of the Program, and the accrued benefit shall be determined by reference to the Participant's accrued benefit calculated as of the date of the Participant's prior termination of Employment with the Employer, expressed in the form of a single life annuity payable commencing on the first day of the month coincident with or next following the Participant's Normal Retirement Age.


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


                    "(ii) Pay Credits. For each calendar quarter ending on or
               after December 31, 1998, a pay credit shall be allocated to the Retirement Account of the Participant as of the last day of such quarter, or if the Participant receives a distribution prior to the end of the calendar quarter, as of the first of the month in which the distribution occurs, equal to the pay credit percentage applicable to the Participant for pay periods ending in the Program Year under the table set forth below, multiplied by the Participant's Earnings for the pay periods ending in such quarter.

               Participant's Points as of             Pay Credit Percentage for
                January 1 of Program Year              Earnings in Program Year
               -----------------------------          -------------------------
               Less than 40                                      3%
               At least 40, but less than 50                     4%
               At least 50, but less than 60                     5%
               At least 60, but less than 70                     6%
               At least 70, but less than 80                     8%
               At least 80                                      10%

               "For these purposes, the Participant's points shall be determined as of January 1 of each Program Year by adding together the Participant's attained age and Years of Vesting Service as of such date. For purposes of determining the Participant's points, the Participant's attained age shall be determined on the basis of years and days, with the days expressed in the form of a decimal fraction, and the Participant's Years of Vesting Service shall be determined, in accordance with Section 1.28, by taking into account periods of Employment of less than a full Program Year, with any partial year being expressed in the form of a decimal fraction. Notwithstanding the foregoing, in no event shall a pay credit be allocated to the Participant's Retirement Account with respect to any pay period that ends either before the Participant's Entry Date, or after the pay period that includes the date the Participant's Employment with the Employer terminates.

                    "(iii) Interest Credits. For each calendar quarter ending on or after December 31, 1998, interest shall be credited as of the last day of such quarter in an amount equal to 25 percent of the average current yield on 30-year Treasury Constant Maturities (as stated in the Federal Reserve Statistical Release H.15) for the second calendar month that precedes the calendar quarter for which interest is credited, times--

                         "(aa) the value of the Participant's Retirement Account
                    as of the last day of the prior calendar quarter, or

                         "(bb) in the case of the calendar quarter ending
                    December 31, 1998, for those Participants described in subparagraph (i)(aa), the Participant's initial balance credited under subparagraph (i)(aa), or

                         "(cc) in the case of the calendar quarter ending
                    December 31, 2003, with respect to a Participant whose Retirement Account is credited with an additional amount as of October 1, 2003, so that it equals the present value of the Participant's accrued benefit under


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               paragraph (2), the Participant's Retirement Account as of October
               1, 2003.

               "Notwithstanding the foregoing, if a Participant receives a distribution prior to the end of a calendar quarter, the Participant's Retirement Account shall be credited with interest as of the first of the month in which the distribution occurs, in accordance with the method described above, but such interest credit shall be prorated based on the number of full months in such calendar quarter that has elapsed. Interest credits under this subparagraph shall cease upon the first of the month in which the Participant's benefits commence distribution under the Program.

               "For these purposes, the fresh-start rule in Section 4.01(d) shall not apply. Notwithstanding the foregoing, in the case of an eligible Participant as described in the last sentence of this paragraph, if the present value of the Participant's accrued benefit under paragraph (2) as of October 1, 2003, is greater than the Participant's Retirement Account under this paragraph
               (1) as of such date, the Participant's Retirement Account shall be credited with an additional amount so that as of such date it equals the present value of the Participant's accrued benefit under paragraph (2). For these purposes, the present value of the Participant's accrued benefit under paragraph (2) shall be determined by reference to the Actuarial Equivalent interest and mortality factors in effect on October 1, 2003 under the last paragraph of Section 1.01 of the Program, and the accrued benefit shall be determined by reference to the benefit payable to the Participant under paragraph (2) as if the Participant had retired on October 1, 2003, expressed in the form of a single life annuity payable commencing on October 1, 2003. A Participant shall be eligible for such an adjustment if the Participant is eligible for the transition benefit described below in paragraph
               (2), and has not terminated Employment with the Employer prior to October 1, 2003, but continues as an active Participant in the Program on such date,

               "(2) Transition Benefit for Active Participants on September 30, 1998, Meeting Age and Service Conditions. This paragraph (2) shall apply in the case of a Participant who was an active Participant in the prior Program on September 30, 1998, and as of October 1, 1998,


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


          had completed 5 Years of Vesting Service and attained age 50. If such Participant terminates Employment with the Employer on or before October 1, 2003, the Participant shall be entitled to an annual benefit equal to the Participant's accrued benefit determined under the benefit formula in Section 4.02(b) of the prior Program as in effect on September 30, 1998, using for these purposes the Participant's Years of Employer Service, Years of Plans and Association Service, and Final Average Earnings (based on the definition of Earnings in the last paragraph of Section 1.06) as of the date of determination. If such Participant does not terminate Employment with the Employer on or before October 1, 2003, the Participant shall be entitled to an annual benefit equal to the Participant's accrued benefit determined in accordance with the prior sentence as of October 1, 2003. In addition, if a Participant eligible for a benefit under this paragraph terminates Employment with the Employer and is subsequently rehired before October 1, 2003, the Participant shall accrue no further benefits under this paragraph during such subsequent period of reemployment. A Participant who does not meet the age and service requirements of this paragraph (2) shall be deemed to have a benefit of zero under this paragraph

          "If otherwise applicable, the fresh-start rule in Section 4.01(d) shall be applied in determining a Participant's benefit hereunder.

               "(3) Minimum Benefit for Participants on September 30, 1998. This paragraph (3) shall apply in the case of a Participant who was an active Participant in the prior Program as of September 30, 1998, or was a terminated vested Participant under the prior Program as of September 30, 1998, and was subsequently reemployed by the Employer prior to any payment of such benefit. The Participant who was an active Participant in the prior Program on September 30, 1998, shall be entitled to an annual benefit equal to the amount of the Participant's benefit, determined as of September 30, 1998, pursuant to the terms of the prior Program in effect on that date (but taking into account the last paragraph of Section 1.06 herein, if applicable) and based on the Participant's compensation and service as of such date. The Participant who was a terminated vested Participant under the prior


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


          Program on September 30, 1998, shall be entitled to an annual benefit equal to the amount of the Participant's benefit determined under the terms of the prior Program in effect as of Participant's prior termination of Employment (but taking into account the last paragraph of Section 1.06 herein, if applicable). If otherwise applicable, the fresh-start rule in Section 4.01(d) shall be applied in determining a Participant's benefit hereunder. A Participant who does not meet the eligibility requirements of the first sentence of this paragraph (3) shall be deemed to have a benefit of zero under this paragraph."

     14. Section 4.02(c), Computation of Normal Retirement Benefit, is deleted, and subsection (d) of Section 4.02 is relettered subsection (c).

     15. Section 4.04, Early Retirement, is modified to read as follows:

          "(a) Condition. A Participant whose Employment with the Employer is terminated for reasons other than death prior to his Normal Retirement Date shall be entitled to receive an Early Retirement Benefit if --

               "(1) he completes 3 Years of Vesting Service which may include service subsequent to said termination of Employment as provided in
          Section 1.28, or

               "(2) he terminates Employment with the Employer as a result of a Total and Permanent Disability, or

               "(3) his termination of Employment with the Employer occurs because the Employer has eliminated his job function and no alternative job function for which the Participant is reasonable suited by education, training, and experience, has been offered to such Participant within (90) days thereafter.

     "The Participant's Early Retirement Date shall be the first day of the month coincident with or next following the date on which occurs the later of (i) the termination of said Employment or (ii) the date the Participant becomes vested hereunder.

          "(b) Early Retirement Benefit. The Early Retirement Benefit payable to a Participant who satisfies the condition in Section 4.04(a) shall be in a form


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


     permitted under the Program as provided in Article 5, equal to either (1) or (2) below.

               "(1) An Early Retirement Benefit which is computed in accordance with Section 4.02(b) and which shall commence on the Participant's Normal Retirement Date; or

               "(2) An Early Retirement Benefit, if requested in writing to the Employer by the Participant, which shall commence on the Participant's Early Retirement Date, or commencing on the first day of a month specified by the Participant which is subsequent to his Early Retirement Date and prior to his Normal Retirement Date, and which is equal to the greater of the amounts determined in subparagraph (i) or
          (ii), below:

                    "(i) The Actuarial Equivalent of the Participant's
               Retirement Account under Section 4.02(b)(1) determined as of the benefit commencement date;

                    "(ii) In the case of a Participant who is eligible for a
               benefit under Section 4.02(b)(2) or (3), the greater of the Participant's Normal Retirement Benefit under Section 4.02(b)(2) or (3), reduced and payable in accordance with the following provisions:

                         "(aa) In the case of a Participant whose Employment
                    with the Employer is terminated after his attaining age 62, there will be no reduction.

                         "(bb) In the case of a Participant not described in
                    clause (aa) whose Employment with the Employer is terminated after attaining the Early Retirement Age, the following shall apply. If the benefit commences on or after the date on which the Participant attains age 62, there will be no reduction. If the benefit commences prior to the Participant's 62nd birthday, and if the Participant has at least 20 Years of Plans and Association Service, the benefit will be reduced by 1/3 of 1% for each calendar month (which is 4% per year), if any, by which the commencement of the benefit precedes the first of the month coincident with or next following the date the Participant would attain age 62. If the benefit commences prior to the Participant's 62nd birthday, and if the Participant has less than 20 Years of Plans and Association Service, the benefit will be reduced by .5% for each calendar month (which is 6% per year), if any, by which the commencement of the benefit precedes the first of the month coincident with or next following the date the Participant would attain age 62.

                         "(cc) In the case of a Participant whose Employment
                    with the Employer is terminated before attaining the Early Retirement Age, the following shall apply. If the benefit commences on or after the date the Participant attains the Early Retirement Age, the benefit will be the benefit will be reduced by .5% for each calendar month (which is 6% per year), if any, by which the commencement of the benefit precedes the first of the month coincident with or next following the date the Participant's Normal Retirement Age. If the benefit commences before the date the Participant attains the Early Retirement Age, the benefit will be the present value of the benefit that would be payable to the Participant under paragraph (1) above. For these purposes the present value shall be determined by reference to the Actuarial Equivalent interest and mortality factors in effect on that date under the last paragraph of Section 1.01 of the Program.

               "A Participant whose benefits under the Program have not commenced may change the date elected under (1) or (2) above prospectively on a request in writing to the Employer. Commencement of the Early Retirement Benefit shall be subject to the restrictions of Section 4.01(b) if applicable."

     16. Sections 4.05, Special Early Retirement Benefit, 4.08, Vesting, and

4.16, Disability Benefit, are deleted. Section 4.06 is renumbered to be Section 4.05, Section 4.07 is renumbered to be Section 4.06, and Sections 4.09 through
4.15 are renumbered to be Sections 4.07 through 4.13, respectively. References to these Sections in the Program shall be revised accordingly.

     17. New Section 4.05 (old Section 4.06), Pre-Retirement Death Benefit, is modified to read as follows:

          "4.05 Pre-Retirement Death Benefit.

          "(a) Condition. A Pre-Retirement Death Benefit shall be payable under this Section 4.05 if the Participant is an active Participant in the Program (without regard to the Participant's Years of Vesting Service) and dies before termination of Employment and his Annuity Starting Date, or if the Participant is a terminated Participant with a nonforfeitable right to a benefit under the Program and dies before his Annuity Starting Date. This
     Section 4.05 shall only apply to Participants who are Employees of the Employer on or after October 1, 1998. Participants who terminated Employment with the Employer prior to October 1, 1998, will be subject to the Pre-Retirement Death Benefit provisions provided under the terms of the prior Program in effect on the date of their termination of Employment.

          "(b) Beneficiary. A Pre-Retirement Death Benefit shall be payable to the Participant's surviving Spouse, or if the surviving Spouse has waived such benefit in accordance with subsection (e) below and the Participant's designated Beneficiary is surviving, to the Participant's designated Beneficiary. If the Pre-Retirement Death Benefit is payable to the Participant's surviving Spouse, and the surviving Spouse does not elect to commence the benefit at the earliest commencement date specified in subsection (c)(1) below, and dies thereafter before commencing the benefit, then the lump sum equivalent of the Pre-Retirement Death Benefit that would have been payable to the surviving Spouse on the date which is the first day of the month coincident with or next following the surviving Spouse's date of death, had the surviving Spouse elected to accelerate the commencement of such benefit and lived to receive it, shall be payable to the Spouse's estate at that time in a lump sum. If the Pre-Retirement Death Benefit is payable to the surviving Spouse or to a surviving designated Beneficiary, and if the surviving Spouse or the surviving designated Beneficiary dies under circumstances in which it is not possible to reasonably determine whether the Spouse or the designated Beneficiary survived the Participant, or if such person dies before the earliest commencement date specified in subsection (c)(1) below, then the surviving Spouse or the surviving designated Beneficiary shall be deemed to have predeceased the Participant for these purposes.

          "(c) Commencement and Form of Pre-Retirement Death Benefit.

               "(1) Commencement. The Pre-Retirement Death Benefit payable to a surviving Spouse shall commence on the first day of the calendar month coincident with or next following the later of the Participant's date of death or the date the Participant attained (or would have attained) his Normal Retirement Age. If a Participant dies before attaining the Normal Retirement Age and the Pre-Retirement Death Benefit is payable to the surviving Spouse, the surviving Spouse may elect to accelerate the commencement of the benefit to the first day of any month coincident with or next following the Participant's date of death. A Pre-Retirement Death Benefit payable to a Participant's surviving designated Beneficiary shall commence on the first day of the calendar month coincident with or next following the Participant's date of death, and may not be deferred by the Beneficiary.

               "(2) Form of Payment. A Pre-Retirement Death Benefit payable to a surviving Spouse or a surviving designated Beneficiary shall be in the form of a monthly annuity for the life of the recipient, an actuarially equivalent monthly annuity for the life of the recipient with Retirement Account guaranteed, or an actuarial equivalent lump sum, as determined in accordance with subsection (d).

                    "(i) The surviving Spouse or the surviving designated
               Beneficiary, as the case may be, may elect which form of payment is to be made; provided, however, that the payment to the surviving Spouse shall be in the form of a lump sum in the event the mandatory cash-out provisions of Section 4.13 apply; and provided further that the payment to the surviving designated Beneficiary shall be in the form of a lump sum in the event that the Beneficiary's lump sum equivalent is less than or equal to $5,000, in the event that the dollar amount of the single life monthly annuity otherwise payable hereunder to that Beneficiary is less than $100, or in the event the Beneficiary is a trust or the Participant's estate.

                    "(ii) Pre-Retirement Death Benefit payments made in the form of a monthly annuity for the life of the recipient shall be made on the applicable commencement date and the first day of each month thereafter, and the last payment shall be the payment due in the month in which the recipient's death occurs.

                    "(iii) Pre-Retirement Death Benefit payments made in the
               form of a monthly annuity for the life of the recipient with Retirement Account guaranteed shall be made on the applicable commencement date and the first day of each month thereafter for the life of the recipient, and if, at the recipient's death, the amount of the total payments actually made to the recipient is less than the amount of the lump sum payment that could have been paid to the recipient under Section 4.05(d)(1), an amount equal to the difference between such lump sum amount and the total payments made to the recipient shall be paid in a lump sum to the estate of the recipient.

                    "(iv) If a single sum payment of the Pre-Retirement Death
               Benefit is made hereunder, no further benefit shall be paid to the recipient of the lump sum.

                    "(v) If the surviving Spouse or the surviving designated
               Beneficiary, as the case may be, does not elect a form of payment for the Pre-Retirement Death Benefit, and if the mandatory cash-out provisions described above do not apply, payment hereunder shall be made in the form of a single life monthly annuity for the life of the recipient.

          "(d) Amount of Pre-Retirement Death Benefit.

               "(1) Lump Sum Benefit. The Pre-Retirement Death Benefit, if paid in the form of a lump sum benefit, shall be equal to 100 percent of the lump sum benefit that the Participant would have been eligible to receive under Section 5.03(b)(1)(i) on the first day of the month coincident with or next following his date of death, calculated as if the Participant had terminated Employment on the date of his death (or, if earlier, the date the Participant actually terminated Employment), elected the lump sum form of payment, and survived until such commencement date. Notwithstanding the foregoing, if the Pre-Retirement Death Benefit is payable to the surviving Spouse, the amount payable to the surviving Spouse shall not be less than 50 percent of lump sum benefit that the Participant would have been eligible to receive under Section 5.03(b)(1)(ii) on the first day of the month coincident with or next following his date of death, calculated as if the Participant had terminated Employment on the date of his death (or, if earlier, the date the Participant actually terminated Employment), elected the lump sum form of payment, and survived until such commencement date. If a surviving Spouse defers commencement of such benefit pursuant to subsection (c)(1), the amount of such benefit shall continue to earn interest at the rate specified under Section 4.02(b)(1)(iii).

               "(2) Life Benefit. If the Pre-Retirement Death Benefit is paid in the form of a monthly annuity for the lifetime of the surviving Spouse or the surviving designated Beneficiary, as the case may be, pursuant to subsection (c)(2), the amount of such benefit shall equal the Actuarial Equivalent (based on the recipient's age as of the commencement date of such benefit) of the amount of lump sum benefit described in paragraph (1) above, payable as of such date.

               "(3) Life Benefit with Retirement Account Guaranteed. If the Pre-Retirement Death Benefit is paid in the form of a monthly annuity for the lifetime of the surviving Spouse or the surviving designated Beneficiary, as the case may be, with Retirement Account guaranteed, pursuant to subsection (c)(2), the amount of such monthly benefit shall equal 97% of the amount that otherwise would have been payable to the recipient under paragraph (2) above. If, at the recipient's death, the amount of total payments actually made to the recipient is less than the amount of the lump sum payment that could have been paid to the recipient under paragraph (1) above, the amount of the guaranteed payment shall equal the difference between such lump sum amount and the total payments actually made to the recipient.

               "(4) Payments to Designated Beneficiaries. In the event the Participant designates more than one Beneficiary, the lump sum amount determined under paragraph (1) shall be divided among the surviving designated Beneficiaries equally unless otherwise specified. If payment is to be made to a designated Beneficiary in the form of a lump sum, the amount of the lump sum shall equal the portion of the lump sum amount allocated to the designated Beneficiary. If payment is to be made to a designated Beneficiary in the form of an annuity, the amount of monthly payments shall be actuarially equivalent to the portion of the lump sum allocated to the designated Beneficiary, calculated by reference to paragraph (2) or (3), as the case may be, taking into account the Beneficiary's life expectancy for these purposes.

          "Each Beneficiary shall be permitted to elect to receive payment in the form of a lump sum or monthly annuity; provided, however, that the mandatory cash-out provisions of subsection (c) shall be applied separately to each Beneficiary pursuant to that subsection, based on the value of the benefit payable to that Beneficiary.

               "(5) Minimum Spousal Benefits. Notwithstanding paragraphs (1),
          (2) and (3), if the Pre-Retirement Death Benefit is payable to the surviving Spouse, then in no event will the benefit received by a surviving Spouse be less than the Actuarial Equivalent of the annuity benefit the Spouse would have received as the survivor portion of the Joint and Survivor Benefit payable under the Program if the Participant had commenced benefits in that form on the day before his death. In addition, if the Pre-Retirement Death Benefit is payable to the surviving Spouse, and if a Participant dies, after having made a valid election of Option C under Section 5.04 and designated his Spouse as the contingent Beneficiary, but prior to his Annuity Starting Date, then the benefit that is payable to his surviving Spouse in accordance with subsection (b) above shall be no less than what would have been payable to her under Option C if the Participant had retired and started to receive benefits on the day before his death.

          "(e) Waiver of Pre-Retirement Death Benefit. At any time during the election period, a Participant may elect to designate a Beneficiary other than his surviving Spouse to receive the Pre-Retirement Death Benefit or may revoke such designation. Any designation or revocation shall be made in writing on a form filed with the Employer in such manner as the Committee may determine. A married Participant's election to designate a Beneficiary other than his surviving Spouse shall be ineffective unless the Participant's Spouse consents in writing to the payment of the Pre-Retirement Death Benefit to the Beneficiary. This consent must state the specific non-spouse Beneficiary (or Beneficiaries) being designated by the Participant, must acknowledge the effect of the waiver, and must be witnessed by an Employer representative of the Program or a notary public. The preceding two sentences shall not apply if it is established to the satisfaction of the Program representative that the Spouse's consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of any other circumstances described in regulations issued under ss.401 and ss.417 of the Internal Revenue Code. The consent of a Participant's Spouse (or the establishment that such consent cannot be obtained) shall be effective only with respect to that particular Spouse. A married Participant may elect to change his prior designation of a Beneficiary other than the surviving Spouse to another such Beneficiary only with the consent of his Spouse; provided, however, that the Spouse's consent shall not be required if the Spouse has expressly permitted designations by the Participant without any further spousal consent. A consent by such Spouse that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and that the Spouse voluntarily elects to relinquish such right. Notwithstanding the foregoing, a married Participant may revoke his designation of a Beneficiary other than the surviving Spouse and reinstate his Spouse as the recipient of the Pre-Retirement Death Benefit without the consent of the Spouse.

          "For purposes of this subsection (e), the election period shall begin on the first day of the Program Year in which the Participant attains age 35, or, if earlier, on the date a Participant terminates his Employment prior to attaining age 35, and shall end on the date of the Participant's death. If an active Employee becomes a Participant prior to attaining age 35, such an Employee may, with spousal consent, in accordance with this paragraph (e), make a temporary designation of a Beneficiary other than the surviving Spouse at any time beginning with the month he first becomes a Participant and ending on the day before the first day of the Program Year in which he attains age 35; provided, however, that such temporary designation, if not revoked earlier, shall become invalid on the first day of the Program Year in which the Participant attains age 35. The election period for a Participant who is not married and who is not subject to the spousal consent requirements of this subsection (e) shall begin with the month he first becomes a Participant and end on the date of the Participant's death.

          "(f) Notice Requirements. The Employer shall furnish each Participant with a written explanation of the terms and conditions of the Pre-Retirement Death Benefit and the rights of the Participant and his Spouse with respect thereto. Such explanation shall be provided in a manner consistent with the regulations prescribed under ss.401 and ss.417 of the Internal Revenue Code. In the case of an Employee who becomes a Participant on or before the first day of the Program Year in which he attains age 32, the notice period shall begin on the first day of the Program Year in which the Participant attains age 32, and shall end on the last day of the Program Year preceding the Program Year in which the Participant attains age 35. In the case of an Employee who becomes a Participant after the first day of the Program Year in which he attains age 32, the notice period shall begin on the day he becomes a Participant and shall end twelve months later. In the case of an Employee who terminates his Employment prior to attaining age 35, the notice period shall begin one year prior to such date of termination and shall end one year after such date. Should such Participant return to the Employment of the Employer, the applicable notice requirements of this paragraph shall be observed. Additionally, in the case of an Employee who becomes a Participant before the first day of the Plan Year in which he attains age 32, the notice period with respect to the Participant's ability to make a temporary designation of a non-spouse Beneficiary shall begin on the day he first becomes a Participant."

     18. New Section 4.09 (old Section 4.11), Non-duplication of Benefits, is modified by inserting the following in lieu of the introduction and subsection
(a):

          "4.09 Non-duplication of Benefits. Prior to October 1, 1998, benefits were provided under this Program for prior service with the Employer and other Plans. Beginning on October 1, 1998, benefits are provided under this Program for prior service with the Employer and other Plans only in accordance with Section 4.02(b)(2) and (3). Under Section 4.02(b)(1), benefits provided for prior service with the Employer and other Plans are considered only for the purpose of determining the initial account balance and the pay credit applicable to the Participant. It is the intent of this Program to avoid duplication of benefits provided under this Program and the pension programs of other Plans with respect to such prior service. The term "pension program" refers to a program which satisfies the requirements of ss. 401(a) of the Internal Revenue Code of 1986. The following rules apply for the purpose of eliminating duplication of benefits under Sections 4.02(b)(2) and (3), as well as for determining the initial balance of the Retirement Account described in Section 4.02(b)(1):

               "(a) A benefit payable under this Program, including a pre-retirement death benefit, shall be offset by the amount of employer-paid benefits earned under a pension program of a Plan for a period of service for which credit is given under this Program. Generally the offset shall be applied by reducing the benefit payable to the Participant under the Program for the life of the Participant commencing at age 65 by the benefit payable under the pension program of the other Plan in the same form and commencing at the same time; the resulting benefit shall be paid at the time and in the form determined under the provisions of the Program. If the other Plan was merged with the Employer, or if the Employer and the other Plan conducted joint operations at the same principal place of business, the offset shall be applied by reducing the benefit payable to the Participant under this Program at the time of commencement by the Actuarial Equivalent of the benefit payable under the pension program of the other Plan if the benefit under this Program commences prior to the Participant's Normal Retirement Age. Under all circumstances, the offset shall be made if the Participant's benefit under the other program is or was nonforfeitable, regardless of whether the

          Participant has taken his prior benefit in a form other than the form in which benefits are payable under this Program or, in the case of an offset applied to a pre-retirement death benefit, has failed to elect, or has waived, an optional form of benefit which would have provided a death benefit to his spouse. Further, the offset shall be made if this Program is terminated based on the benefit credited to the Participant under the other Plan's pension program at the time of this Program's termination if the Participant has vested in that benefit, regardless of whether that benefit is ultimately paid to the Participant. However, a Participant's benefit under this Program shall not be less than the benefit would have been if credit had not been given for the prior service with the other Plan."

     19. New Section 4.09 (old Section 4.11), Non-duplication of Benefits, is modified by revising subsection (b) to read as follows:

          "(b) A benefit payable under this Program shall be offset by any benefit previously earned and payable to the Participant or his Beneficiary under this Program. The offset shall be applied by reducing the current benefit payable to the Participant under this Program by the prior benefit, including the value of any applicable cost of living adjustment and excluding any special early retirement supplement, payable under the Program. Notwithstanding the foregoing, the following rules shall apply:

               "(1) In the event a Participant terminates Employment, receives a distribution of his or her entire accrued benefit, and is subsequently rehired by the Employer, the Participant's Retirement Account shall not be credited with an initial balance and shall not be reduced by any benefit previously earned and payable under the Program, but future benefits accrued under Section 4.02(b)(1)(ii) shall take into account Participant's Years of Vesting Service prior to the date of rehire.

               "(2) In the event a Participant terminates Employment, commences to receive his or her accrued benefit in the form of an annuity, and is subsequently rehired by the Employer, the annuity payments shall continue to be paid to the Participant during Employment. In addition upon reemployment, the Participant's Retirement Account shall not be credited with an initial balance and shall not be reduced by any benefit previously earned and payable under the Program, but future benefits accrued under Section 4.02(b)(1)(ii) shall take into account Participant's Years of Vesting Service prior to the date of rehire.

               "(3) In the event a Participant terminated from the Employer's Employment prior to September 30, 1998, had an accrued benefit under the prior Program as of September 30, 1998, and was subsequently reemployed by the Employer prior to any payment of such benefit, the Participant shall be credited, as of the date of reemployment, with an initial balance as described in Section 4.02(b)(1)(i)(bb).

               "(4) A rehired Employee's accrued benefit prior to a Break in Service shall be disregarded if the Employee previously terminated Employment with the Employer prior to acquiring a right to a vested benefit under the Program, and if the Employee's subsequent period of consecutive Breaks in Service exceeded the greater of five or the Employee's prior Years of Vesting Service. The preceding sentence shall not apply, however, to the benefit accrued under the prior Program as of September 30, 1998 by a Participant described in the last sentence of Section 1.28."

     20. New Section 4.10 (old Section 4.12), Limitation of Benefit, is modified by amending subsection (a), Basic Limitations, by inserting the following in lieu of the last paragraph:

          "For purposes of this Section, the term "annual benefit" means the benefit that is payable annually to a Participant in the form of a straight lifetime benefit with no ancillary benefits. With respect to Program Years beginning on or after January 1, 1998, the term "compensation" has the same meaning as Earnings, as defined in clause (a) of the last paragraph of
     Section 1.06 (without regard to the next-to-the-last sentence of such paragraph), and with respect to Program Years beginning prior to January 1, 1998, the term "compensation" has the meaning prescribed for these purposes in the prior Program in effect as of December 31, 1997. The term "Defined Benefit Dollar Limit" shall mean the dollar limit specified in ss. 415(b)(1)(A) of the Internal Revenue Code."

     21. New Section 4.11 (old Section 4.13), Suspension of Benefits, is modified by amending subsection (a)(1), Conditions for Suspension, to insert the following sentence at the end thereof:

          "Notwithstanding the foregoing, in the case of a Participant described in Section 4.09(b)(2), payment of benefits under the Program shall not be suspended."

     22. New Section 4.11 (old Section 4.13), Suspension of Benefits, is modified by deleting subsection (b), Employment with a Participating Plan, and subsection (c), Other Employment, and by relettering the remaining subsections
(d), (e), and (f) to be subsections (b), (c), and (d), respectively. References to these subsections in the Retirement Program shall be revised accordingly.

     23. Subsection (a)(1)(ii) of Section 5.01, Joint and Survivor Benefit, is modified by inserting the following at the end thereof:

          "If the Participant's age is less than age 55, and the amount that otherwise would have been payable to the Participant under the preceding provisions of this paragraph (1)(ii) is less than 99% of the benefit that would have been payable only for the lifetime of the Participant, then the amount payable under this paragraph (1)(ii) shall be further adjusted by increasing such amount by .24 of 1 percentage point for each year by which the Participant's age is less than age 55; but in no event shall such further adjustment cause the amount payable to the Participant under subparagraph (ii) to exceed 99% of the benefit that would have been payable to him for his life only."

     24. Section 5.02(b), Election of Optional Retirement Benefits, is modified by inserting the following after the first sentence of such provision:

          "Notwithstanding the foregoing, effective October 1, 1998, Options B, C, and D described in Section 5.04 shall not be available as distribution options under the Program; provided, however, that a Participant who was a Participant in the Program as of September 30, 1998, may elect to have his benefit paid in a form described in Option B, C, or D as in effect on September 30, 1998, but only at a time permitted under the applicable terms of the Program in effect on September 30, 1998."

     25. Section 5.03(a), For Options A, B, C or D, is modified by revising the caption and the first sentence to read as follows:

          "(a) For Options A, B, C, D, F, or G. Subject to the second sentence of Section 5.02(b), any benefit payable in accordance with Options A, B, C, D, F, or G provided in Section 5.04 shall be determined as of the date benefits are to commence and in an amount determined pursuant to one of the following (check one):"

     26. Section 5.03(a)(2) is modified by adding the following subparagraphs
(v) and (vi) before the last paragraph of such provision:

          "(v) Under Option F, Life Annuity with Retirement Account Guaranteed:
     (aa) with respect to the monthly amount payable hereunder, 97% of the amount that otherwise would have been payable to the Participant under
     Section 5.01(a)(2) above, and (bb) with respect to the guaranteed payment, if, at the Participant's death, the amount of total payments actually made to the Participant is less than the amount of the lump sum payment that could have been paid to the Participant under Option E below, the amount of the guaranteed payment shall equal the difference between such lump sum amount and the total payments actually made to the Participant.

          "(vi) Under Option G, Joint and 50% Contingent Benefit with Retirement Account Guaranteed: (aa) with respect to the monthly amount payable hereunder, 98% of the amount that otherwise would have been payable to the Participant or the Beneficiary under subparagraph (iii)(aa) above; provided, however, that if the Participant's age is less than age 55, and the amount that otherwise would have been payable to the Participant under subparagraph (iii)(aa) above is less than 99% of the benefit that would have been payable only for the lifetime of the Participant, then the amount that would otherwise have been payable under subparagraph (iii)(aa) above shall be further adjusted by increasing such amount by .24 of 1 percentage point for each year by which the Participant's age is less than age 55; but in no event shall such further adjustment cause the amount payable to the Participant under subparagraph (iii)(aa) to exceed 99% of the benefit that would have been payable to him for his life only; and (bb) with respect to the guaranteed payment, if, at the later to die of the Participant and the Participant's Beneficiary, the amount of total payments actually made to the Participant and the Beneficiary is less than the amount of the lump sum payment that could have been paid to the Participant under Option E below, the amount of the guaranteed payment shall equal the difference between such lump sum amount and the total payments actually made to the Participant and the Beneficiary."

     27. Section 5.03(b), For Option E, Lump Sum, is modified to read as follows:

          "(b) For Option E, Lump Sum.

               "(1) In General. Any benefit payable in accordance with Option E provided in Section 5.04 shall be determined as of the date benefits are to commence as the greater of:


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


                    "(i) the value of the Participant's Retirement Account; or

                    "(ii) the Actuarial Equivalent value, using the Actuarial
               Equivalent factors described in the last paragraph of Section 1.01, of the benefit that otherwise would be payable to the Participant for his life only, based on the greater of the formula amounts in Section 4.02(b)(2) or (3), or based on Section 4.04(b)(2)(ii), as the case may be.

               "The amounts determined under clause (i) and (ii) above shall be subject to the minimum benefit provisions specified in paragraphs
               (2) and (3) below, to the extent they apply.

               "(2) Transition Rule for Active Participants. In the case of a Participant (i) who was an active Participant as of June 30, 1996,
          (ii) who, as of that date, had a vested right to benefits under this Program, and (iii) who retires on or before December 1, 1998, so that the Participant's benefit commencement date is prior to January 1, 1999, in no event shall the amount determined under clause (ii) of
          Section 5.03(b)(1) be less than the amount determined as of the date benefits are to commence, but using for these purposes the Participant's vested accrued benefit as of June 30, 1996, and the provisions of Section 5.03(b) which were in effect as of June 30, 1996 and then applicable to the Participant.

               "(3) Minimum Based on Normal Retirement Benefit. In no event shall the amount of this Option E, Lump Sum be less than the Actuarial Equivalent value, using the Actuarial Equivalent factors described in the last paragraph of Section 1.01, determined as of the date benefits are to commence on the basis of the greatest of the Participant's Normal Retirement Benefit under Section 4.02(b)(1), (2),or (3)."

     28. Section 5.04, Option B. Life Benefit with 120 or 240 Payments Guaranteed, is modified by modifying the last sentence to read as follows:

          "Such commuted value shall be determined by the Committee on the basis of the Applicable Interest Rate defined in Section 1.01."

     29. Section 5.04, Description of Options, is modified by adding the following paragraphs to the end thereof:


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


          "Option F. Life Annuity with Retirement Account Guaranteed. This optional form of benefit is payable monthly to the Participant for life, with the total of such payments guaranteed to equal at least the amount of lump sum payment that could have been paid to the Participant under Option
     E. If, at the Participant's death, the amount of total payments actually made to the Participant is less than the amount of the lump sum payment that could have been paid to the Participant under Option E, an amount equal to the difference between such lump sum amount and the total payments actually made to the Participant shall be paid in a lump sum to the Participant's Beneficiary, or if there is no surviving Beneficiary, to the estate of said Participant.

          "Option G. Joint and 50% Contingent Benefit with Retirement Account Guaranteed. This optional form of benefit is payable monthly to the Participant for life and 50% of such amount shall continue after his death to his surviving Beneficiary for life, with the total of such payments guaranteed to equal at least the amount of the lump sum payment that could have paid to the Participant under Option E. If at the later to die of the Participant and the Participant's Beneficiary, the total payments made to the Participant and the Beneficiary is less than the amount of lump sum payment that could have been paid to the Participant under Option E, an amount equal to the difference between such lump sum amount and the total payments actually made to the Participant and the Beneficiary shall be paid in a lump sum to the estate of the Participant or the estate of the Participant's Beneficiary, whichever is the last to die."


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



                                        TRIGON INSURANCE COMPANY


                                        By:
                                           ------------------------------------
                                           Authorized Officer


----------------------------------      ---------------------------------------
Attest                                  Title

----------------------------------      ---------------------------------------
Title                                   Date



                                        APPROVED:

                                        NATIONAL EMPLOYEE
                                        BENEFITS COMMITTEE

                                        By:
                                           ------------------------------------
                                           Secretary


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